Exhibit 10.4
PLEDGE AGREEMENT
THIS PLEDGE AGREEMENT (this “Agreement”), dated as of August 31, 2010, is by and between DIGITAL ANGEL TECHNOLOGY CORPORATION, a Minnesota corporation (“Pledgor”) and TCI BUSINESS CAPITAL, INC., a Minnesota corporation (“Lender”).
RECITALS:
Pledgor and Lender acknowledge the following:
A. Pledgor’s parent corporation, DESTRON FEARING CORPORATION, a Delaware corporation (“Borrower”) and Lender are parties to a certain Credit and Security Agreement dated on or about the date hereof (as the same maybe amended, restated, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lender has made, or will make, certain loans and other financial accommodations available to Borrower.
B. It is a condition precedent to the agreement of Lender to extend such loans and provide such other financial accommodations that Pledgor shall have executed and delivered this Agreement in favor of Lender.
AGREEMENTS:
In consideration of the Recitals and in order to induce Lender to extend credit under the Credit Agreement, Pledgor hereby agrees with Lender as follows:
1. Definitions. All terms defined in the Minnesota Uniform Commercial Code (the “UCC”) and used herein shall have the meanings assigned to such terms in the UCC and capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
2. Pledge and Collateral. To secure the payment and performance of (a) all of Borrower’s indebtedness, liabilities and obligations to Lender, whether now existing or hereafter arising, whether otherwise secured or unsecured and howsoever evidenced, arising or created, including but not limited to all of Borrower’s obligations arising under the Credit Agreement, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification or otherwise, (b) all of Pledgor’s obligations to Lender under this Agreement, and (c) all other indebtedness, liabilities and/or obligations under any and all other agreements, documents and instruments evidencing, securing or relating to the Credit Agreement, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for fees, expenses, indemnification or otherwise (collectively, the “Secured Obligations”), Pledgor hereby pledges to Lender and grants to Lender a first priority security interest in all its right, title and interest in and to the following described collateral (collectively, the “Pledged Collateral”):
(a) all right, title and interest of the Pledgor, now existing or hereafter acquired, in all shares of stock, options, certificates, instruments or other documents evidencing or representing an ownership interest in FEARING MANUFACTURING CO., INC., a Minnesota corporation (the “Issuer”), including without limitation all of Pledgor’s financial and governance rights and its right to share in all profits, dividends and distributions; and

(b) all right, title and interest of Pledgor in and to all present and future payments, proceeds, dividends, distributions, splits, warrants, subscriptions, instruments, compensation, property, assets, interests and rights, and all monies, due or to become due and payable to Pledgor in connection with the Pledged Collateral or otherwise paid, issued or distributed from time to time in respect of or in substitution or exchange therefor or on account of the Pledged Collateral, and any certificate, instrument or other document evidencing or representing the same (including all proceeds of dissolution or liquidation).
The shares of stock, options, certificates, instruments or other documents evidencing or representing the foregoing shall be collectively referred to herein as the “Pledged Securities”.
3. Delivery of Pledged Securities; Control.
(a) Pledgor shall deliver to Lender:
(i) The Pledged Securities described on Schedule I attached hereto on or before the date hereof;
(ii) Any other original shares of stock, options, certificates, instruments or other documents constituting Pledged Securities within five (5) days after the Pledgor’s receipt thereof;
(iii) Blank stock powers, duly executed by Pledgor with respect to any Pledged Securities delivered in connection with (i) and (ii) above, which such blank stock powers shall be in substantially the form provided on Exhibit A attached hereto; and
(iv) Acknowledgments of Issuer, duly executed by Issuer, which such Acknowledgment shall be in substantially the form provided on Exhibit B attached hereto.
(b) If Issuer is organized in a jurisdiction which does not permit the use of certificates to evidence equity ownership, or if any of the Pledged Collateral is at any time not evidenced by certificates of ownership, then Pledgor shall (i) cause Issuer to record on the equity holder register, or in the books of Issuer, the pledge of the Pledged Collateral hereunder, (ii) cause Issuer to execute and deliver to Lender a control agreement by and among Issuer, Lender and Pledgor in form and substance acceptable to Lender, and (iii) execute any customary pledge forms or other documents reasonably necessary or appropriate to complete the pledge and give Lender the right and power to transfer such Pledged Collateral in accordance with the terms hereof.
4. Representations, Warranties and Covenants of the Pledgor. Pledgor hereby represents, warrants and covenants that:
(a) Pledged Collateral. Set forth on Schedule I is a complete and accurate list and description of all Pledged Securities as of the date of this Agreement, together with the names of all shareholders of Issuer, and their respective percentage interests.
(b) Percentage of Outstanding Equity. The Pledged Securities constitute, and until payment in full of the Secured Obligations will continue to constitute, all of the outstanding (i) shares of capital stock of Issuer, (ii) securities or obligations convertible or exchangeable into any such shares or interests, and (iii) warrants, rights or options to subscribe for or purchase any such shares or interests, or any such convertible or exchangeable securities or obligations.

(c) Title. Pledgor has title to and is the sole legal and beneficial owner of the Pledged Collateral free of any liens, security interests, claims or other encumbrances of any kind limiting the transferability of the Pledged Collateral, except as granted herein.
(d) Due Authorization, Etc., of Stock. The Pledged Securities have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to the preemptive rights of any person. All of the Pledged Securities were issued pursuant to a valid exemption from the registration requirements of the Securities Act of 1933, as amended, and fully comply with any and all applicable state securities laws.
(e) Sale or Other Disposition of Pledged Collateral. The Pledgor will not assign (by operation of law or otherwise), sell, lease, transfer, pledge or grant a security interest in or otherwise dispose of or abandon any Pledged Collateral, and the inclusion of “proceeds” of the Pledged Collateral under the security interest granted herein shall not be deemed a consent by the Lender to any sale or other disposition of any Pledged Collateral except as expressly permitted herein.
(f) Required Consents. Except for any consents as may be required in connection with any disposition of any portion of the Pledged Securities by laws affecting the offering and sale of securities generally, no consent of any other person or entity (including members and creditors of the Pledgor) is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Agreement; (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest); or (iii) the exercise by the Lender of the voting or other rights provided for in this Agreement. Without limiting the generality of the foregoing, the Pledgor specifically represents and warrants that the security interest granted hereby is authorized under the terms of, and fully satisfies the requirements of, any restriction on the assignment of financial or governance rights in Issuer arising under the laws of Minnesota (including without limitation the Minnesota Business Corporations Act), the articles of incorporation or bylaws of Issuer, any resolution adopted by the shareholders or board of directors of Issuer, any written action by the shareholders or board of directors of Issuer, or among them and Issuer or otherwise.
(g) Nature of Security Interest. When the Pledged Securities are delivered to the Lender (or, in the case of uncertificated Pledged Securities, when the Issuer of such Pledged Securities has marked its books and records to reflect the security interest of the Lender in such Pledged Securities and executed and delivered to the Lender an acknowledgment in the form attached hereto as Exhibit B), the Lender will obtain a valid and perfected first security interest in such Pledged Securities as security for the repayment of the Secured Obligations, prior to all other liens and encumbrances thereon and security interests therein.
(h) Action Impairing Value of Pledged Collateral. The Pledgor will not, without the prior written consent of the Lender, execute any document or instrument or take any other action in connection with any of the Pledged Collateral which would impair the value of the interest or rights of the Pledgor or the Lender therein. None of the Pledged Collateral is subject to an option to purchase or similar right of any person or entity.
(i) Taxes. Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Pledged Collateral. Lender at its option may pay and discharge any taxes, governmental charges, liens, or encumbrances on the Pledged Collateral which sums so advanced or paid by Lender shall be paid by Pledgor on demand with interest at the highest rate permitted by applicable law and shall become part of the Secured Obligations.

(j) Turnover. If Pledgor receives any payment or property from the Pledged Collateral in violation of the terms of this Agreement, Pledgor will hold such payment or property in trust for Lender and forthwith pay over or deliver the same to Lender in the form received with appropriate endorsement or assignment in-blank to be applied in accordance with the terms hereof.
(k) Further Assurances. At any time or times hereafter, Pledgor authorizes Lender to file such financing statements and the Pledgor agrees it will, at its sole cost and expense, perform all acts and execute all documents requested by the Lender from time to time to evidence, perfect, maintain or enforce the Lender’s first priority security interest in the Pledged Collateral or otherwise in furtherance of the provisions of this Agreement.
5. Registration.
(a) At any time before or after the occurrence of an Event of Default the Lender may cause all or any of the Pledged Securities to be transferred to or registered in its name or the name of its nominee or nominees.
(b) If the Lender shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 10 hereof, the Pledgor will, at its expense do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.
(c) The Pledgor will not permit Issuer to issue, deliver or register for transfer (i) any shares of its capital stock, (ii) any securities or obligations convertible or exchangeable into any such shares or (iii) any warrants, rights or options to subscribe for or purchase any such shares or any such convertible or exchangeable securities or obligations.
6. Voting Rights and Certain Payments Prior to Default. So long as no Event of Default exists, the Pledgor shall be entitled:
(a) to exercise, as the Pledgor shall deem appropriate:
(i) the voting power with respect to the Pledged Collateral in respect of the election of directors; and
(ii) the voting power with respect to the Pledged Collateral in respect of all other matters but in a manner not inconsistent with the terms hereof or of the Secured Obligations; provided, however, that the Pledgor shall not exercise or refrain from exercising any such voting power if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.
For the above purposes, the Lender shall (if any Pledged Securities shall be registered in the name of the Lender or its nominee) execute or cause to be executed from time to time, at the expense of the Pledgor, such proxies or other instruments in favor of the Pledgor, in such form and for such purposes as shall be reasonably required by the Pledgor as specified in a written request therefor, to enable the Pledgor to exercise such voting power with respect to the Pledged Securities;
(b) except as otherwise provided in Sections 7 and 8 hereof, to receive and retain for its own account any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights, other than:
(i) stock or liquidating dividends or distributions with respect to any of the Pledged Securities; or

(ii) extraordinary dividends and dividends or other amounts payable under or in connection with any recapitalization, restructuring or other nonordinary course event, paid, issued or distributed from time to time in respect of the Pledged Collateral (the dividends and amounts in this clause (ii) being collectively referred to herein as the “Extraordinary Payments”).
7. Extraordinary Payments and Distributions.
(a) In case, upon the dissolution or liquidation (in whole or in part) of Issuer, any sum shall be paid or payable as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities or in the event any other Extraordinary Payment is paid or payable, then and in any such event such sum shall be paid over to the Lender promptly, and in any event within five days after receipt thereof, to be held by the Lender as additional collateral hereunder or, in the discretion of the Lender, applied against the then-outstanding Secured Obligations in such amounts and in such a manner as the Lender may determine.
(b) In case any stock dividend shall be declared with respect to any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split or reclassification involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the Pledgor, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of Issuer, or to the merger or consolidation of Issuer with or into another entity, the shares, obligations or other property so distributed shall be delivered to the Lender promptly, and in any event within five days after receipt thereof, to be held by the Lender as additional collateral hereunder, and all the same (other than cash) shall constitute Pledged Collateral for all purposes hereof.
8. Voting Rights and Certain Payments After Default.
(a) Upon the occurrence and during the continuance of any Event of Default, all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights which the Pledgor would otherwise be entitled to exercise pursuant to Section 6(a) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(b) shall upon written notice by the Lender to the Pledgor cease, and thereupon the Lender shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive any and all dividends, distributions and interest at any time and from time to time declared or paid upon any of the Pledged Securities (which shall be applied against the then-outstanding Secured Obligations) in such amounts and in such a manner as the Lender may determine.
(b) All dividends, distributions and interest payments which are received by the Pledgor contrary to the provisions of subsection (a) above shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

9. Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Agreement:
(a) The occurrence of an Event of Default under the terms of, and as defined in, the Credit Agreement or any other Loan Documents (as defined in the Credit Agreement);
(b) Pledgor shall fail to perform any of its agreements contained herein; or
(c) Any statement, representation or warranty of Pledgor made herein or any time furnished to Lender shall be untrue in any material respect as of the date made.
10. Remedies.
(a) If any Event of Default exists, the Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not applicable to the affected Pledged Collateral) and may also, without obligation to resort to other security, at any time and from time to time sell, resell, assign and deliver, in its discretion, all or any of the Pledged Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which any Pledged Securities or any of them may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Lender may grant options, the Pledgor hereby waiving and releasing any and all equity or right of redemption.
(b) If any of the Pledged Collateral is sold by the Lender upon credit or for future delivery, the Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Lender may resell such Pledged Collateral. In no event shall any part of the proceeds of sale of any Pledged Collateral be credited against the Secured Obligations until the payment therefor has actually been received by the Lender.
(c) The Lender may apply the cash proceeds actually received from any sale or other disposition of the Pledged Collateral to the Secured Obligations in any order or manner which the Lender may determine, and the Pledgor shall remain liable and will pay the Lender on demand any deficiency remaining.
(d) The Pledgor recognizes that the Lender may be unable to effect a public sale of the Pledged Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that any such Collateral sold at any such private sale may be sold at a price and upon other terms less favorable to the seller than if sold at public sale and that each such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Pledgor, even if the Pledgor would agree, to register such securities for public sale under the Securities Act. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.
(e) The Lender shall give the Pledgor ten days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived.

(f) The Lender shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.
(g) The remedies provided herein in favor of the Lender shall not be exclusive, but shall be cumulative and in addition to all other remedies in favor of the Lender existing under the Loan Documents or at law or in equity.
11. Lender Appointed Attorney-in-Fact.
(a) To effectuate the terms and provisions hereof, the Pledgor hereby appoints the Lender as the Pledgor’s attorney-in-fact for the purpose, after the occurrence and during the continuance of an Event of Default, of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof (subject to the rights of the Pledgor under Section 6). Without limiting the generality of the foregoing, the Lender shall, after the occurrence and during the continuance of an Event of Default, have the right and power to:
(i) receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution or amount payable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and
(ii) execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.
(b) Other than any action which constitutes gross negligence or willful misconduct, all acts done under the foregoing authorization are hereby ratified and approved and neither the Lender nor any designee or agent thereof shall be liable for any act or omission, for any error of judgment or for any mistake of fact or law.
(c) This power of attorney, being coupled with an interest, is irrevocable while any Secured Obligations remain unpaid or unperformed.
12. Lender’s Duties; Reasonable Care.
(a) The Lender shall have the duty to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession, which duty shall be fully satisfied if the Lender maintains safe custody of such Pledged Collateral.
(b) Except as specifically set forth above, the Lender shall have no further obligation to ascertain the occurrence of, or to notify the Pledgor with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Lender of any internal procedures with respect to any securities in its possession, nor shall the Lender shall not be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including any obligation or duty to take any action to collect, preserve or protect its or the Pledgor’s rights in the Pledged Collateral or against any prior parties thereto, but the same shall be at the Pledgor’s sole risk and responsibility at all times.

(c) The Pledgor hereby releases the Lender, and its officers, directors, employees and agents, from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Collateral and/or any actions taken or omitted to be taken by the Lender with respect thereto (except, in the case of the Lender, such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Lender), and the Pledgor hereby agrees to hold the Lender and its officers, directors, employees and agents harmless from and with respect to any and all such claims, causes of action and demands (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Lender).
13. Rights and Remedies Not Waived. The Lender’s prior recourse to any Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations. No act, omission or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Lender of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.
14. Obligations Not Affected by Acts of Lender. Pledgor’s obligations hereunder shall not be affected or impaired by any of the following acts or things which Lender is expressly authorized to do, omit or suffer from time to time, without notice or approval by Lender: (i) any extension, renewal, modification or amendment of the Credit Agreement or any of the documents, instruments or agreements creating, evidencing or securing the Secured Obligations or delivered therewith; (ii) any delay or lack of diligence in the enforcement of any of the Secured Obligations; (iii) any failure to institute proceedings, file a claim or give any required notices; (iv) any full or partial release of, settlement with or agreement not to sue any guarantor, indemnitor or any other person or entity obligated under the Secured Obligations; (v) any waiver or indulgence granted to any guarantor or any person or entity obligated under the Secured Obligations; (vi) any failure to obtain or realize upon any other Pledged Collateral obtained from any other party or to see to the proper perfection thereof or to establish the priority of the lien thereon or (vii) acquire a security interest in any property in addition to the Pledged Collateral or release any such interests so acquired or permit any substitution or exchange for such property or any portion thereof.
15. Lender May Perform. If the Pledgor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor on demand.
16. Governing Law. This Agreement is being delivered in and shall be deemed to be a contract governed by the laws of the State of Minnesota and shall be interpreted and enforced in accordance with the laws of that state without regard to the principles of conflicts of laws.
17. Submission to Jurisdiction; Service of Process. As a material inducement to the Lender to enter into the Credit Agreement, the parties agree that:
ALL JUDICIAL PROCEEDINGS IN ANY MANNER RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF MINNESOTA LOCATED IN HENNEPIN COUNTY. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE PLEDGOR IRREVOCABLY:
(a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;
(c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PLEDGOR AT ITS ADDRESS SPECIFIED IN SECTION 21;
(d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE PLEDGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND
(e) AGREES THAT THE LENDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.
18. Waiver of Trial by Jury. THE PLEDGOR AND THE LENDER HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Pledgor and the Lender each acknowledge that this waiver is a material inducement for the Borrower and the Lender to enter into a business relationship, that the Borrower and the Lender have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. The Pledgor and the Lender further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
19. Limitation of Liability. THE PLEDGOR AND THE LENDER HEREBY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO CLAIM OR RECOVER FROM THE OTHER PARTY ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES, OF WHATEVER NATURE, OTHER THAN ACTUAL DAMAGES.
20. Admissibility of Pledge Agreement. The Pledgor agrees that a copy of this Agreement signed by the Pledgor and transmitted by telecopier for delivery to the Lender shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.
21. Notices. All notices shall be sent in the manner, to such addresses and shall be effective at such times as are set forth in Section 8.3 of the Credit Agreement.
22. Entire Agreement; Amendments and Modification. This Agreement is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements. No provision of this Agreement shall be amended or modified except by a written instrument executed by the Pledgor and the Lender.

23. Continuing Pledge Agreement.
(a) This Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon the Pledgor and its successors and assigns and inure to the benefit of, and be enforceable by, the Lender and its successors, transferees and assigns.
(b) Upon the payment in full of the Secured Obligations and all other amounts payable under this Agreement and the expiration of the Lender’s obligation (if any) to extend additional credit under the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Lender will, at the Pledgor’s expense and without representation or warranty of any nature whatsoever and wholly without recourse, return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.
24. Expenses. The Pledgor agrees to pay on demand: (i) all costs and expenses of the Lender (including the reasonable fees and expenses of counsel and paralegals for the Lender) incurred in connection with the preparation, execution and delivery of this Agreement and the preparation, negotiation and execution of any and all amendments to this Agreement, and (ii) all costs and expenses of the Lender incurred in connection with the enforcement of its rights hereunder. The obligations of the Pledgor under this Section shall survive any termination of this Agreement.
25. Captions; Separability. The captions of the sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above.
PLEDGOR:

DIGITAL ANGEL TECHNOLOGY CORPORATION, a Minnesota corporation
By:
	Name:	Jason Prescott
	Title:	Chief Financial Officer
LENDER:

TCI BUSINESS CAPITAL, INC., a Minnesota corporation
By:
	Name:	Catherine Sedacca
	Title:	Chief Risk Officer

SCHEDULE I
Pledged Securities

Owner	Description	Certificate Number(s)

EXHIBIT A
IRREVOCABLE ASSIGNMENT IN BLANK
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to                                                                                  the following shares of capital stock of                                                                                 , a                      corporation:
No. of Shares                                    Certificate No.
and irrevocably appoints                                          its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him/her/it. The effectiveness of a transfer pursuant to this assignment shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the articles of incorporation, articles of organization, bylaws or operating agreement, as applicable, of the subject company, to the extent they may from time to time exist.

DIGITAL ANGEL TECHNOLOGY CORPORATION, a Minnesota corporation

By:

Name:

Title:

EXHIBIT B
Acknowledgment of Issuer
The undersigned hereby (a) acknowledges receipt of a copy of that certain Pledge Agreement executed by DIGITAL ANGEL TECHNOLOGY CORPORATION, a Minnesota corporation (“Pledgor”) and TCI BUSINESS CAPITAL, INC., a Minnesota corporation (“Lender”) dated as of  _____, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement), (b) agrees promptly to note on its books the security interests granted to Lender under the Agreement, (c) agrees that it will comply with the instructions of Lender with respect to the applicable Pledged Collateral without further consent by Pledgor, (d) agrees to notify Lender upon obtaining knowledge of any interest in favor of any person or entity in the applicable Pledged Collateral that is adverse to the interest of Lender therein and (e) waives any right or requirement at any time hereafter to received a copy of the Agreement in connection with the registration of any Pledged Collateral thereunder in the name of Lender or its nominee or the exercise of voting rights by Lender or its nominee.

FEARING MANUFACTURING CO., INC., a Minnesota corporation

By:

Name:

Title: